UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2005


                    ROTOBLOCK CORPORATION
--------------------------------------------------------------------
     (Exact name of registrant as specified in its charter)

      Nevada                   333-116324          20-08987999
------------------------  -------------------   -------------------
(State of incorporation) (Commission File No.) (IRS Employer ID No.)

                 1715 Cook Street, Suite 205
                Vancouver, BC, Canada, V5Y 3J6
  ------------------------------------------------------------
  (Address of principal executive offices, including zip code)

                       (604) 872-1234
        ---------------------------------------------------
        (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

____Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

____Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
--------------------------------------------------------------------

The Registrant announces that Howard Gelfand resigned as a Director, Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer of Registrant, effective June 30, 2005.

Lance Waymen, a founding principal shareholder, was appointed to serve as Director, the Secretary, Treasurer, Chief Financial Officer and Principal Accounting Officer of Registrant to serve until the next annual election of Directors and Officers. From October 1995 to the present, Mr. Waymen has been the Owner/Manager of Lance & Co. Printers in Vancouver, BC, Canada. From March 1971 to Sept. 1995, he was a Production Manager for Kal Printers in Vancouver, BC, Canada.


                              SIGNATURE
                              ---------

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it behalf by the undersigned.

Dated:  July 1, 2005               Rotoblock Corporation, Registrant

                                   /s/  Peter Scholl

                                    By: Peter Scholl, Chief Executive Officer